UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 21, 2012

K-V PHARMACEUTICAL COMPANY
(Exact name of registrant as specified in its charter)
____________________

Delaware	1-9601	43-0618919
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2280 Schuetz Road
St. Louis, MO	63146
(Address of principal executive offices)	(Zip Code)

(314) 645-6600
(Registrant's telephone number, including area code)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act.
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01	Regulation FD Disclosure.

As previously disclosed in its Current Report on Form 8-K filed August 4, 2012, K-V Pharmaceutical Company (the “Company”) and certain of its wholly-owned domestic subsidiaries (collectively, the “Debtors”) filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

October Monthly Operating Report

On November 15, 2012, the Debtors filed with the Bankruptcy Court their Monthly Operating Report for the period from October 1, 2012 to October 31, 2012 (the “MOR-October 2012”), which included certain performance metrics for the Company’s Makena®  product. A copy of the MOR-October 2012 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Authorization to Use Cash Collateral

As previously reported in the Company’s Current Report on Form 8-K filed August 13, 2012, the Bankruptcy Court entered an Agreed Interim Order on August 10, 2012, which, among other things, authorized the Debtors’ use of their cash collateral.

On September 14, 2012, the Bankruptcy Court entered an Order (the “Final Cash Collateral Order”), which, among other things, authorized the Debtors to use their cash collateral through and including October 18, 2012.

On October 16, 2012, the Bankruptcy Court “So Ordered” a stipulation extending the Debtors’ authorization to use their cash collateral through and including November 21, 2012, unless such authority is terminated in accordance with the terms and conditions set forth in the Final Cash Collateral Order.

On November 21, 2012, the Bankruptcy Court entered a stipulation and order further extending the Debtors’ authorization to use their cash collateral through and including January 9, 2013, unless such authority is terminated in accordance with the terms and conditions set forth in the Final Cash Collateral Order.

Motion Filed by Subordinated Notes Trustee

On November 21, 2012, Deutsche Bank Trust Company Americas (the “Trustee”), as Trustee of the $200 million aggregate principal amount of convertible subordinated notes issued by the Company (the “Subordinated Notes”), filed a motion with the Bankruptcy Court for entry of an order, pursuant to Rule 2004 of the Federal Rules of Bankruptcy Procedure, directing the examination of the Company and certain other parties.  Based upon the information available to it, the Trustee alleges that the Indenture governing the Subordinated Notes, which was filed by the Company on Form 8-K on May 21, 2003, may not be the actual indenture under which the Subordinated Notes were issued.  In particular, the Trustee alleges that, in relevant part, the Indenture should require that indebtedness which ranks senior to the Subordinated Notes receive “payment in full” before any distribution to holders of the Subordinated Notes, rather than “payment in full in cash or cash equivalent” which is provided for in the Indenture filed by the Company on Form 8-K.  This provision could have implications relative to the application of the subordination provisions of the Indenture with respect to the relative rights of holders of senior debt and the Subordinated Notes. The Company believes that the Indenture filed on Form 8-K is the correct version, however there can be no assurance that the Company will prevail in its assertion.

Regulation FD Disclosure

This Current Report on Form 8-K (including Exhibit 99.1 hereto and any information contained therein) shall not be deemed to be an admission as to the materiality of any information required to be disclosed solely by reason of Regulation FD. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

 Cautionary Statement Regarding Financial and Operating Data

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the MOR-October 2012, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Company cannot predict what the ultimate value of any of its securities may be and it remains too early to determine whether holders of any such securities will receive any distribution in the Debtors’ reorganization. In particular, in most cases under Chapter 11 of the Bankruptcy Code, holders of equity securities receive little or no recovery of value from their investment. The MOR-October 2012 is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Office of the United States Trustee of the Southern District of New York and the Bankruptcy Court. The MOR-October 2012 was not audited or reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws and regulations and is subject to future adjustment and reconciliation. The MOR-October 2012 does not include all of the information and footnotes required by GAAP. Therefore, the MOR-October 2012 does not necessarily contain all information required in filings pursuant to the Exchange Act, or may present such information differently from such requirements. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the MOR-October 2012 is complete. The MOR-October 2012 also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the MOR-October 2012 should not be viewed as indicative of future results.

Item 9.01              Financial Statements and Exhibits.

(d)           The following exhibits are furnished as part of this report:

Exhibit Number                            Description

99.1                                         Monthly Operating Report for thePeriod from October 1, 2012 toOctober 31, 2012

The Company will post this Form 8-K on its Internet website at www.kvpharmaceutical.com.  References to the Company’s website address are included in this Form 8-K only as inactive textual references and the Company does not intend them to be active links to the website.  Information contained on the website does not constitute part of this Form 8-K.

*            *          *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 27, 2012

K-V PHARMACEUTICAL COMPANY

By:	/s/ Patrick J. Christmas
Patrick J. Christmas
Vice President, General Counsel and
Secretary